Fair Value Hierarchy	12 Months Ended
Dec. 31, 2025
Fair Value Hierarchy [Abstract]
FAIR VALUE HIERARCHY

NOTE 17 – FAIR VALUE HIERARCHY

The Company’s financial assets measured at fair value on a recurring basis consisted of the following types of instruments as of December 31, 2025 and 2024:

	December 31, 2025
(in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,894	$1,894	$-	$-
Short term deposits	3,861	3,861	-	-
Restricted cash	366	366	-	-
Short term RAIN digital assets	24,272	24,272	-	-
Long term RAIN digital assets	582,508	582,508	-	-
RAIN Option	1,708,789	-	1,708,789	-
Total financial assets	$2,321,690	$612,901	$1,708,789	$-

	December 31, 2024
(in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$3,301	$3,301	$-	$-
Short term deposits	20,195	20,195	-	-
Restricted cash	430	430	-	-
Total financial assets	$23,926	$23,926	$-	$-

The expected volatility used in the valuation of the RAIN Option was calculated based on observable historical trading data of RAIN available as of the measurement date. As the observable trading history was limited, the resulting volatility estimate reflects a relatively short observation period. While the Company did not apply significant adjustments or overlays to the historical data, the limited duration of observable trading history may increase the sensitivity of the valuation to changes in the volatility assumption.

Accordingly, the following sensitivity analysis illustrates the impact of reasonably possible changes in expected volatility on the fair value of the RAIN Option.

Change in Volatility	Increase (Decrease) in Fair Value (in thousands)
+10%	$1,912,186
-10%	$(1,507,270)
+20%	$2,117,162
-20%	$(1,308,015)